September 28, 2007

ASCENTIA ALTERNATIVE STRATEGIES FUND

A series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus and Statement of Additional Information
dated September 28, 2007

The Ascentia Alternative Strategies Fund (the “Fund”) will be offered during an initial offering period which is currently scheduled to begin on September 28, 2007 and end at the close of business (4:00 p.m. Eastern Time) on December 31, 2007, subject to extension.  If the initial offering period ends on December 31, 2007, the Fund will begin its continuous offering of shares on January 2, 2008.  If subscriptions for Fund shares do not reach $10 million by the close of business on December 31, 2007, the initial offering period may be extended for an additional period of time at the discretion of the Fund’s investment adviser, Ascentia Capital Partners, LLC, with the approval of the Trust’s Board of Trustees.

During the Fund’s initial offering period, you may subscribe to purchase Fund shares at a price of $10 per share.  Investment checks made payable to “Ascentia Alternative Strategies Fund” received during the initial offering period will be securely held but will not be cashed and invested in the Fund until at least January 2, 2008.  If you would like to invest via federal wire, please complete an account application as directed in the Fund’s Prospectus to indicate your desire to participate in the initial offering period through federal funds wire.  Monies received by wire will be held in escrow until at least January 2, 2008.  Subscriptions received during the Fund’s initial offering period will be processed on the purchase date, which will be the date on which the Fund commences operation, which is expected to be January 2, 2008.  Applications to purchase shares of the Fund received after the initial offering period will be invested in the Fund at the Fund’s then current net asset value.

The Fund intends to commence operations on January 2, 2008.  However, the Fund reserves the right to delay the Fund’s commencement of operations and extend the initial offering period upon notice to investors.

You may rescind your order to purchase shares of the Fund at any time during the initial offering period by contacting the Fund at 866-506-7390.

To obtain a copy of the Fund’s Prospectus, please contact the Fund at 866-506-7390.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is September 28, 2007.